UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

RELIANCE GLOBAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

300 Blvd. of the Americas, Suite 105

Lakewood, New Jersey 08701

September 21, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Reliance Global Group, Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Reliance Global Group, Inc., a Florida corporation (the “Company”). The meeting will be held on Thursday, October 27, 2022 at 12:00 p.m. Eastern Time at the offices of the Company, 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701. The purpose of the 2022 Annual Meeting and the matters to be acted on are stated below. The Board of Directors knows of no other business that will come before the 2022 Annual Meeting.

At the 2022 Annual Meeting, stockholders will vote on the following matters:

(1)	to elect the five (5) nominees for director named herein to our Board of Directors, each to serve a one-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;
(2)	to ratify the appointment of Mazars USA LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2022;
(3)	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;
(4)	to recommend, on an advisory basis, a three-year frequency for holding an advisory vote on executive compensation; and
(5)	to transact such other business as may properly come before the 2022 Annual Meeting or any adjournments or postponements of the 2022 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on September 6, 2022 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2022 Annual Meeting or any adjournment or postponement of the 2022 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2022 Annual Meeting and will also be available for inspection during the ten days preceding the meeting at the Company’s offices located at 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2022.

On or about September 26, 2022, we will begin mailing this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2022 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Reliance Global Group, Inc. we thank you for your continued support and look forward to speaking with you at the 2022 Annual Meeting.

/s/ Ezra Beyman
Ezra Beyman
Chairman and Chief Executive Officer

300 Blvd. of the Americas, Suite 105

Lakewood, New Jersey 08701

PROXY STATEMENT

For the 2022 Annual Meeting of Stockholders to be held on October 27, 2022

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.086 par value per share, of Reliance Global Group, Inc., a Florida corporation (including its consolidated subsidiaries, referred to herein as “Reliance Global Group,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Reliance Global Group (the “Board of Directors”) of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) to be held on October 27, 2022, beginning at 12:00 p.m., Eastern Time, at the offices of the Company, 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701. The purpose of the 2022 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2022 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the five (5) directors named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2022; (3) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (4) FOR the recommendation, on an advisory basis, of a three-year frequency for holding an advisory vote on executive compensation.

ANNUAL MEETING ADMISSION

Only stockholders as of September 6, 2022 (the “Record Date”) may attend the 2022 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. Such evidence of ownership can be your proxy card. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2022 Annual Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2022 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2022 Annual Meeting.

Information on how to obtain directions to attend the 2022 Annual Meeting is available at: https://www.relianceglobalgroup.com/.

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ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2022 Annual Meeting including at any adjournments or postponements thereof, to be held on October 27, 2022 at 12:00 p.m. Eastern Time.

You are invited to attend the 2022 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2022 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2022 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2022 Annual Meeting. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), are being distributed and made available on or about September 26, 2022.

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors of Reliance Global Group is soliciting your proxy to vote at the 2022 Annual Meeting, including at any adjournments or postponements of the 2022 Annual Meeting.

Q:	Who can vote at the 2022 Annual Meeting?

A:	Only stockholders of record at the close of business on September 6, 2022 (the “Record Date”), will be entitled to vote at the 2022 Annual Meeting. On the Record Date, there were 18,054,469 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 6, 2022 your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares in person at the 2022 Annual Meeting or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 6, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2022 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:	What information is contained in the Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the 2022 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the 2021 Annual Report are available at https://relianceglobalgroup.com/.

Q:	What items of business will be voted on at the 2022 Annual Meeting?

A:	The four (4) items of business scheduled to be voted on at the 2022 Annual Meeting are: (1) the election of our five (5) nominee directors named herein; (2) the ratification of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2022; (3) the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (4) the recommendation, on an advisory basis, of a three-year frequency for holding an advisory vote on executive compensation. We will also consider any other business that properly comes before the 2022 Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR the five (5) nominee directors named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2022; (3) FOR the approval, on an advisory basis, of the compensation of our named executive officers ,as disclosed in this proxy statement; and (4) FOR the recommendation, on an advisory basis, of a three-year frequency for holding an advisory vote on executive compensation.

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Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on September 6, 2022, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	You may either vote FOR any of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST, or ABSTAIN.
The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted in person at the 2022 Annual Meeting or by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2022 Annual Meeting, the proxyholder will vote your shares as you direct.

●	To have your shares voted through a proxy submitted by the internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on October 26, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Reliance Global Group. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of September 6, 2022.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 3 or 4 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of all five (5) nominees for director and FOR Proposals 2 and 3 and FOR a three year frequency for holding an advisory vote on executive compensation. If any other matter is properly presented at the 2022 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the Board of Directors’ recommendations.

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Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the 2022 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2022 Annual Meeting and voting in person. Attendance at the 2022 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2022 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701, or by phone at (732) 380-4600.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR the five (5) nominee directors named herein or you may direct your vote to be WITHHELD with respect to any or all of the five (5) nominees.

With respect to Proposal 2. On this proposal, if you ABSTAIN, it has the same effect as a vote AGAINST.
With respect to Proposal 3, if you ABSTAIN, it has the same effect as a vote AGAINST. With respect to Proposal 4, if you ABSTAIN, it has no effect.
If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the five (5) nominees for election to the Board of Directors; (2) FOR the ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the year ending December 31, 2022; (3) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (4) FOR the recommendation, on an advisory basis, of a three-year frequency for holding an advisory vote on executive compensation. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted in accordance with the recommendation of the Board of Directors. If you are a beneficial owner, please follow the instruction provided to you by your broker, bank or other nominee.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the 2022 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least a majority of the shares entitled to vote on September 6, 2022 represented in person or proxy are present at the 2022 Annual Meeting in person or by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the 2022 Annual Meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2022 Annual Meeting may be adjourned by the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present to another date.

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Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the five (5) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. Abstentions, WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2 (ratification of the appointment of Mazars USA LLP, as our independent registered public accounting firm for the year ending December 31, 2022), the votes cast by holders of the shares represented at the 2022 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes will not exist for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Reliance Global Group and its stockholders.

To be approved, Proposal 3, which relates to the approval, on an advisory basis, of the compensation of our named executive officers, the votes cast by holders of the shares represented at the 2022 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal. Abstentions will have the same effect as an AGAINST vote. Broker non-votes will have no effect. This vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

For Proposal 4, which relates to the recommendation, on an advisory basis, of the frequency for holding an advisory vote on the compensation of our named executive officers, the frequency receiving the highest number of votes cast at the 2022 Annual Meeting will be the frequency recommended by our stockholders. Only votes for 1 YEAR, 2 YEARS or 3 YEARS will affect the outcome. Abstentions and broker non-votes will have no effect. However, because this vote is advisory and not binding on us, the Board of Directors or the Compensation Committee, the Board of Directors and Compensation Committee may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. The Board of Directors has indicated that it will implement the frequency recommended by our stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2022 Annual Meeting is Proposal 2. If you do not direct your broker how to vote for Proposal 2 your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares for Proposal 2. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposals 1, 3 and 4 your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposal 1, Proposal 3 and Proposal 4, broker non-votes are not considered to be “votes cast” at the 2022 Annual Meeting and the shares represented by broker non-votes are not “entitled to vote” on those matters. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1, a vote FOR or AGAINST with respect to Proposal 3, or a vote for a frequency of 1 YEAR, 2 YEARS or 3 YEARS with respect to Proposal 4; and, therefore, will have no effect on the outcome of the vote on any such proposal. Abstentions will be counted in determining the total number of shares present in person or represented by proxy and entitled to vote on each of the proposals and will therefore have the effect of a vote AGAINST Proposal 2 and Proposal 3, and will have no effect on the outcome of the vote on Proposal 1 and Proposal 4.

We encourage you to vote FOR each of the nominees named in Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR a three- year frequency for Proposal 4.

Q:	What should I do if I receive more than one Proxy Statement?

A:

You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2022 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2022 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2022 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2022 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

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Q:	What happens if additional matters are presented at the 2022 Annual Meeting?

A:	Other than the four (4) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2022 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Ezra Beyman, our Chief Executive Officer, and Mr. William Lebovics, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2022 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on September 6, 2022, the Record Date, is entitled to be voted on all items being voted on at the 2022 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, September 6, 2022, 18,054,469 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Reliance Global Group or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2022 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of Reliance Global Group, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than May 24, 2023 at Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701. If you wish to submit a proposal (including a director nomination) at the 2023 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

See “Stockholder Proposals For the 2023 Annual Meeting.”

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five (5) directors. At the recommendation of our Nominating and Governance Committee, the Board of Directors proposed that Ezra Beyman, Alex Blumenfrucht, Scott Korman, Ben Fruchtzweig and Sheldon Brickman for a one-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of each of the five (5) nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

The following is a brief biography of each nominee and each director whose term will continue after the 2022 Annual Meeting.

Nominees to the Board of Directors

Each of the director nominees and their age and position with our company are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since
Ezra Beyman	67	Chairman and Chief Executive Officer	2018
Alex Blumenfrucht	34	Director	2018
Scott Korman	67	Director	2019
Ben Fruchtzeig	58	Director	2019
Sheldon Brickman	56	Director	2020

Ezra Beyman

Ezra Beyman has served as the Chairman of our Board of Directors and our Chief Executive Officer since 2018. Mr. Beyman is the central force leading the success and growth of Reliance Global Group, Inc. Drawing on his nearly three decades of entrepreneurial experience in real estate and ten years in insurance, he has set his vision and acuity on one integrated goal: integrity and success. At one point in time Mr. Beyman’s portfolio of commercial and residential properties comprised of approximately 40,000 units, as well as several insurance agencies. In 1985, he founded a small mortgage brokerage, together with his wife, which he operated in his basement. From there, his company rapidly grew into a dynamic force on the market. By 2008, he owned the third largest licensed mortgage brokerage in the U.S., having acquired numerous mortgage companies in the interim. He also expanded to real estate acquisition, having grown his portfolio to over three billion dollars. In expanding his investments, Mr. Beyman began exploring opportunities in other markets, acquiring several insurance agencies in both Florida and New Jersey. His ventures included entering the domains of warrantee and insurance carriers. Raised in the New York metropolitan area, Mr. Beyman spent his secondary and post-secondary school years at Mesivta Tifereth Yerushalayim, where he advanced his analytic abilities while mastering various areas of Talmudic studies, earning a position as one of the closest students of the Dean. He earned his First Talmudic degree in 1975.

The Board determined that Mr. Beyman’s business experience makes him an ideal director for the Company.

Alex Blumenfrucht

Alex Blumenfrucht has served as member of our board of directors since 2018 and served as our Chief Financial Officer (CFO) from 2018 until June 1, 2022, at which time he resigned as our Chief Financial Officer and accepted employment as CFO of an unaffiliated company, Future Care Consultants, where he remains employed to-the date of this filing. Prior to joining our Company, Mr. Blumenfrucht served as an Audit & Assurance Professional at Deloitte & Touché, LLP from September 2015 until May 2018, where he successfully led audit teams on both public and privately held corporations.

The Board determined that Mr. Blumenfrucht’s extensive experience in internal control, financial analysis, and reporting for both private and publicly traded companies is central to the Company’s management of finances, reporting, and controls and makes him an ideal director.

Scott Korman

Mr. Korman has served on our board of directors since December 2019 and he currently serves as President of Nashone, Inc., a private equity firm, which he founded in 1984. In this role, Mr. Korman is involved in financial advisory, M&A, and general management assignments. He is a founder and Managing Member and CEO of Innervate Radiopharmaceuticals LLC since May 2019, CEO of Sentry Laboratories LLC since February 2020 and CFO and board member of Adenocyte LLC since 2018. Mr. Korman previously served as Chairman of Da-Tech Corporation, a Pennsylvania based contract electronics manufacturer and as Chairman and CEO of Best Manufacturing Group LLC, a leading manufacturer and distributor of uniforms, napery, service apparel, and hospitality and healthcare textiles. Mr. Korman also served as President and CEO of Welsh Farms Inc., a full-service dairy processor and distributor of milk, ice cream mix and ice cream products. Mr. Korman received a B.S. degree in Economics from the University of Pennsylvania Wharton School. He has served as a member of the Board of Directors of Tofutti Brands, Inc. since December 2011, and advises companies including Damina Advisors, CFO Squad, Beis Capital LLC and Cinch Delivers LLC. He also serves on the boards of various not-for-profit groups.

The Board determined that Mr. Korman’s business experience makes him an ideal director for the Company.

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Ben Fruchtzweig

Mr. Fruchtzweig has served on our board of directors since December 2019 and brings decades of executive experience in accounting and financial services. He currently serves on the board of Mosdos Beis Abba since June 2013. He has served as Chief Comptroller/Financial Analyst at national financial services and investment companies. He received his NYS C.P.A license in 1987 and has worked at Deloitte Haskins and Sells and other leading accounting firms. Currently, Mr. Fruchtzweig lectures on a variety of topics including business ethics. He also serves on a voluntary basis as a trustee of a non-profit private foundation, which serves to provide the needed financial support, services and guidance to qualifying individuals and families. Mr. Fruchtzweig graduated Magna Cum Laude from Queens College/C.U.N.Y. in June 1985.

The Board believes that his strong accounting and finance background makes him a strong director.

Sheldon Brickman

Mr. Brickman has served on our board of directors since August 2020 and has been President of Rockshore Advisors LLC since May, 2013 and has over 25 years of M&A advisory and business development experience, totaling more than $40 billion in deal value. In addition, he has also served as Chief Financial Officer of InfinT Acquisition Corporation since May 2021. He has worked for numerous multibillion-dollar insurance carriers, including assignments for such companies as AIG, Aetna and National General. Sheldon has assisted international companies (UAE, UK, Asia and Latin America), start-up operations, and regional insurance carriers. Mr. Brickman’s experience covers the property casualty and life/health markets, including working with insurance carriers, managing general agencies, wholesalers, retailers and third-party administrators.

The Board determined that Mr. Brickman’s M&A and insurance industry experience makes him an ideal director for the Company.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2022 Annual Meeting in person or by proxy will be elected. Accordingly, the five (5) nominees receiving the highest number of votes will be elected.

Family Relationships

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. Except for Ezra Beyman and Yaakov Beyman (father and son), there are no family relationships between any of our directors or executive officers.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION

OF THESE NOMINEES AS DIRECTORS

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Diversity Matrix

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5	-	-
Part II: Demographic Background
African American or Black	-		-	-
Alaskan Native or Native American	-	-	-	-
Asian	-		-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White		5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

Our Board has established three standing committees: an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, which are described below. Members of these committees are elected annually at a regular meeting of the Board of Directors held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.relianceglobalgroup.com, and our committee appointments are set forth above.

Audit Committee

The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Scott Korman, Ben Fruchtzweig and Sheldon Brickman who are all independent directors and sit on this Committee, with Scott Korman being the Chair and Audit Committee Financial Expert.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

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The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but strives to identity and recruit nominees with a broad diversity of experience, talents, professions, backgrounds, perspective, age, gender, ethnicity and country of citizenship, and who possess the commitment necessary to make a significant contribution to the Company. Board nominees should be committed to enhancing long-term stockholder value and should possess high standards of integrity and ethical behavior.

Scott Korman, Ben Fruchtzweig and Sheldon Brickman sit on this Committee with Sheldon Brickman being the Chair.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation.

The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

Scott Korman, Ben Fruchtzweig and Sheldon Brickman sit on this Committee with Ben Fruchtzweig being the Chair.

Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its shareholders to partially combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions partially combined.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Delinquent Section 16(a) Reports

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the most recent fiscal year or prior fiscal years that were not previously reported however, Mr. Ezra Beyman filed a late Form 4 on June 1, 2021 with respect to one transaction and a late Form 4 on August 29, 2022 with respect to two transactions. Mr. Blumenfrucht filed a late Form 4 on June 1, 2021 for one transaction, Mr. Lebovics filed a Form 3 on August 19, 2022, and Mr. Korman filed a late Form 3 on August 30, 2022 and a late Form 4 on August 30, 2022 with respect two transactions. We intend to file an additional late Form 4 for Mr. Korman with respect to an immaterial transaction, and we intend to file a late Form 3 for Joel Markovits, Ben Fruchtzeig and Sheldon Brickman.

Board and Committee Meetings

During our fiscal year ended December 31, 2021, the Board of Directors held 7 meetings. During our fiscal year ended December 31, 2021, our Audit Committee, Compensation Committee, and Nominating and Governance Committee met 6 times, 3 times, and 1 time, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2021 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2021.

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Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to be present at our annual meetings of stockholders (assuming that we hold in-person annual meetings). We have previously not held any annual meetings.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy which incorporates anti-hedging and anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars.

Stockholder Communication with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or a specific member of our Board of Directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, those deemed to be frivolous or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.

The address for these communications is:

Reliance Global Group, Inc.

c/o Corporate Secretary

300 Blvd. of the Americas, Suite 105

Lakewood, New Jersey 08701

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct that applies to all of our employees, officers and directors including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics and Business Conduct has been filed with the SEC, and is available free of charge, upon request to our Corporate Secretary at Reliance Global Group, Inc., 300 Blvd of the Americas, Suite 105, Lakewood, New Jersey 08701; telephone number: (646) 240-4235. Any substantive amendment to the Code of Ethics and Business Conduct, and any waiver of the Code of Ethics and Business Conduct for executive officers or directors, will be made only after approval by the Board or a committee of the Board and will be disclosed on our website at relianceglobalgroup.com. In addition, any such waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2023 Annual Meeting of Stockholders under SEC Rule 14a-8 must submit such proposals in writing by May 24, 2023 to Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701, Attention: Corporate Secretary; however, if the annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline will be a reasonable time prior to the time that we begin to print and send our proxy materials, as specified in a Current Report on Form 8-K filed by us with the SEC.

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DIRECTOR COMPENSATION

The following table shows for the fiscal year ended December 31, 2021 certain information with respect to the compensation of all of our current and former non-employee directors:

Name		Fees earned or paid in cash ($)	Stock awards ($)	Un-exercisable Option awards (# of Shares)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total (# of Restricted Shares)
Ben Fruchtzweig	2021	22,500	-	-	-	-	-	-
Director
Scott Korman	2021	22,500	-	-	-	-	-	-
Director
Sheldon Brickman	2021	22,500	-	-	-	-	-	-
Director

The table below shows the aggregate number of option awards outstanding at fiscal year-end for each of our current and former non-employee directors.

Number of Shares
Subject to Outstanding
Options as of
Name	December 31, 2021
Ben Fruchtzweig	4,083
Scott Korman	4,083
Sheldon Brickman	4,083

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Mazars USA LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2022. Reliance Global Group is asking its stockholders to ratify the appointment of Mazars USA LLP as Reliance Global Group’s independent registered public accounting firm for fiscal 2022.

A representative of Mazars USA LLP is expected to be present either in person or via teleconference at the 2022 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The votes cast by holders of the shares represented at the 2022 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal for approval of the proposal of the ratification of the appointment of Reliance Global Group’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Ratification of the appointment of Mazars USA LLP by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2022 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF MAZARS USA LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2022.

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AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Reliance Global Group’s audited consolidated financial statements as of and for the year ended December 31, 2021 with the management of Reliance Global Group and Mazars USA LLP, Reliance Global Group’s independent registered public accounting firm. Further, the Audit Committee has discussed with Mazars USA LLP the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Reliance Global Group’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Mazars USA LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Mazars USA LLP’s independence from Reliance Global Group, and has discussed with Mazars USA LLP its independence from Reliance Global Group. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Reliance Global Group is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Reliance Global Group and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining Mazars USA LLP’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Reliance Global Group’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Reliance Global Group’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Reliance Global Group’s audited consolidated financial statements for the year ended December 31, 2021 be included in Reliance Global Group’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of Mazars USA LLP as Reliance Global Group’s independent registered public accounting firm for the year ending December 31, 2022.

Submitted by the Audit Committee of the Board of Directors.

Members of the Audit Committee

Ben Fruchtzweig Scott Korman Sheldon Brickman

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Reliance Global Group under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

Mazars USA LLP (“Mazars”) has served as our independent auditors since March 9, 2020. The appointment of Mazars as our independent public accountants was unanimously approved by the Audit Committee and our Board of Directors. Mazars is the successor to our former independent auditors, Friedman LLP (“Friedman”). Friedman served as our independent auditors from December 5, 2018 until March 1, 2020.

The following table sets forth the aggregate fees paid by Reliance LLC for the fiscal years ended December 31, 2021 and 2020 to our independent auditors:

Auditors	Years	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
Mazars USA LLP	2021	$263,480	$99,750	$19,000	—
Mazars USA LLP	2020	$260,410	—	$22,536	—
Friedman, LLP	2021	—	—	—	—
Friedman, LLP	2020	$25,773	$55,400	—	—

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of non-audit services by Mazars USA LLP in 2021 and 2020 is compatible with maintaining the principal accountant’s independence.

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PROPOSAL 3

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee.

As described in detail in this proxy statement, our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2022 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K (which disclosure includes the Summary Compensation Table for fiscal year 2021, and the other related tables and disclosures).”

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The votes cast by holders of the shares represented at the 2022 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal for approval of the proposal, on an advisory basis, of the compensation of the Company’s named executive officers. Abstentions will be counted for purposes of determining the presence or absence of a quorum as are broker non-votes. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting and, accordingly, will not affect the outcome of the say-on-pay vote.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 4

ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act, we are seeking the input of our stockholders on the question of how frequently we should seek the stockholder vote to approve (on an advisory basis) the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote”; Proposal No. 3 is such a “say-on-pay” proposal. This Proposal No. 4 is often referred to as a “say-on-frequency” vote.

The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the Company’s executive compensation programs either annually, every two years, or every three years. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting. However, because this vote is advisory and not binding on the Board of Directors or us, the Board of Directors may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors recognizes the value of receiving input from the Company’s stockholders on important issues such as the Company’s compensation programs. However, it believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long-term rather than focus on short term results. The three-year voting cycle allows stockholders to review compensation over a longer period of time, providing sufficient time to evaluate the impact of changes made in one year where outcomes may not be immediately known. In addition, a three-year voting cycle is more closely aligned with a longer-term view of compensation and consistent with the vesting period we typically use for equity awards. The Board of Directors therefore recommends that our stockholders select “3 YEARS” when voting on the frequency of the advisory vote on executive compensation.

Vote Required

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions will be counted for purposes of determining the presence or absence of a quorum as will broker non-votes. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal and, accordingly, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF A 3 YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not directors.

Name	Age	Position(s)	Served as an Officer Since
William Lebovics	38	Chief Financial Officer (CFO)	2022
Joel Markovits	42	Chief Accounting Officer (CAO)	2022
Yaakov Beyman	40	Executive Vice President, Insurance Division	2018

William Lebovics, Chief Financial Officer

William Lebovics was appointed by the Company to serve as Chief Financial Officer (CFO) effective June 1, 2022. Prior to joining the Company, Mr. Lebovics served as Head of Business Development at IDT Corporation (NYSE: IDT), from November 2021- May 2022, where he worked closely with Chairman Howard Jonas on two new lines of business for the company. From January 2019- November 2021, William served as Finance Manager of IDW Media Holdings (NYSE: IDW) where he was responsible for dealing with financial reporting, financing, and M&A, as well as other finance related operations. From 2016-2018 Mr. Lebovics was Partner and Product Owner of a mobile tech company overseen by T5 Capital. Mr. Lebovics brings extensive corporate finance experience, including prior roles as a Portfolio Manager of Alternative Investments at Nippon Life Global Investors and as a Real Estate Consultant in PwC’s Real Assets Group. Mr. Lebovics has an MS in Accounting from Fairleigh Dickenson University, an MS in Real Estate with a concentration in Finance and Investment from NYU, and a BS in Business Management from Touro College. In connection with his appointment, Mr. Lebovics will receive an annual salary of $250,000.

Joel Markovits, Chief Accounting Officer (CAO)

Joel Markovits joined the Company in June 2021 as financial reporting manager and subsequently was appointed Chief Accounting Officer (CAO) in February 2022. Joel brings over 10 years’ accounting and financial reporting experience in both the public and private sectors. Prior to joining Reliance Global Group, Joel was a senior manager at KPMG LLP from April 2015 through May 2021, where he led some of the larger and more complex audit engagements, including serving as lead audit senior manager on a global $16 billion (annual revenues) enterprise reporting on both US GAAP and IFRS standards. He was also a data & analytics specialist and technology innovation leader at KPMG for its largest US Business Unit, overseeing the development and deployment of technological capabilities that enhance data analyses. Joel is a Certified Public Accountant in the State of New Jersey since November 2013.

Yaakov Beyman, Executive VP of Insurance Division

Yaakov Beyman has served as the Executive Vice President of the Insurance Divisions since July 2018. Mr. Beyman oversees the insurance operations of Reliance Global Group, Inc. From December 2012 – July 2018, he was Executive VP of Insurance Division, of Empire Insurance Holdings. He works from a platform that includes both strategizing the future vision of the insurance division and developing and implementing operational tools on a more granular level to grow the various insurance businesses. In his role as a strategist, Mr. Beyman has mapped a clear future: expand the various insurance products that RELI offers both geographically and in category. On the more hands-on level, Mr. Beyman (who holds insurance licenses in most of the continental U.S.) is heavily involved in marketing, maintaining state of the art technological models, financial management and distribution, and entity creation and maintenance. Combining his roles as the idea-generator and implementer, he is well-equipped to take the lead role in growing the Company.” Mr. Yaakov Beyman is the son of Mr. Ezra Beyman

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2021 executive compensation program for our named executive officers.

Named Executive Officers. The following individuals are our “named executive officers” for the year ended December 31, 2021:

●	Ezra Beyman, our Chairman and Chief Executive Officer

●	Alex Blumenfrucht, our former Chief Financial Officer

●	Yaakov Beyman, our Executive Vice President of Insurance

●	Joel Markovits, our Chief Accounting Officer (effective February 1, 2022)

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Oversight of Executive Compensation

The compensation of our named executive officers is determined and approved by our Compensation Committee, in discussion with the Chief Executive Officer with respect to the other named executive officers. The Chief Executive Officer does not participate in discussions or decisions regarding her own compensation.

We believe that in order to create value for our stockholders, it is critical to attract, motivate and retain key executive talent by providing competitive compensation packages. Accordingly, we design our executive compensation programs to:

●	attract, motivate and retain executives with the skills and expertise to execute our business plans;

●	reward those executives fairly over time for actions consistent with creating long-term stockholder value;

●	align the interests of our executive officers with those of our stockholders; and

●	provide compensation packages that are competitive, reasonable and fair within the highly competitive life sciences market for talented individuals.

SUMMARY COMPENSATION TABLE

The following table shows compensation awarded to or earned by our named executive officers, for the fiscal years ended December 31, 2021 and 2020.

Name and principal position	Year	Salary ($)	Bonus (2) ($)	Stock awards ($)	Option awards (Unvested) ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
Ezra Beyman,	2021	228,000	30,000	-	-	-	-	-	258,000
CEO	2020	52,000	-	-	-	-	-	-	52,000

Alex Blumenfrucht,	2021	205,000	30,000	-	-	-	-	-	235,000
Former CFO (1)	2020	190,000	10,000	-	-	-	-	-	200,000

Yaakov Beyman, EVP	2021	190,000	30,000	-	-	-	-	-	220,000
Insurance	2020	190,000	-	-	-	-	-	-	190,000

Joel Markovits,	2021	113,820	-	25,000	-	-	-	-	138,820
CAO (3)	2020	-	-	-	-	-	-	-	0

(1)	Mr. Blumenfrucht resigned as our CFO effective June 1, 2022.

(2)	Bonuses awarded in 2021 were paid in 2022.

(3)	Stock Awards were valued per employment agreement which stipulated a total share value of $25,000. Shares to be issued were calculated by dividing total stock award of $25,000 by the applicable share price on the grant date.

There are no employees that receive compensation from Reliance Global Holdings, LLC, or any other affiliate.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2021:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
Alex Blumenfrucht	14,000	9,333	(1)	$14.57	9/3/2024
Former CFO and Board Member

Yaakov Beyman	14,000	9,333	(2)	$14.57	9/3/2024
VP of Insurance

(1)	These options were granted on September 3, 2019. Twenty percent (20%) of these options vested on the one-year anniversary of the date of grant, with an additional forty percent (40%) vesting on the second anniversary of the date of grant, and the final percent (40%) vesting on the third anniversary of the date of grant.

(2)	These options were granted on September 3, 2019. Twenty percent (20%) of these options vested on the one-year anniversary of the date of grant, with an additional forty percent (40%) vesting on the second anniversary of the date of grant, and the final percent (40%) vesting on the third anniversary of the date of grant.

During the year ended December 31, 2019, the Company adopted the Reliance Global Group, Inc. 2019 Equity Incentive Plan (the “Plan”) under which options exercisable for shares of common stock have been or may be granted to employees, directors, consultants, and service providers.

The Plan is administered by the Board of Directors (the “Board”). The Board is authorized to select from among eligible employees, directors, and service providers those individuals to whom options are to be granted and to determine the number of shares to be subject to, and the terms and conditions of the options. The Board is also authorized to prescribe, amend, and rescind terms relating to options granted under the Plan. Generally, the interpretation and construction of any provision of the Plan or any options granted hereunder is within the discretion of the Board.

The Plans provide that options may or may not be Incentive Stock Options (ISOs) within the meaning of Section 422 of the Internal Revenue Code. Only employees of the Company are eligible to receive ISOs, while employees, non-employee directors, consultants, and service providers are eligible to receive options which are not ISOs, i.e. “Non-Statutory Stock Options.” The options granted by the Board in connection with its adoption of the Plan were Non-Statutory Stock Options.

The fair value of each option granted is estimated on the grant date using the Black-Scholes option pricing model or the value of the services provided, whichever is more readily determinable. The Black-Scholes option pricing model takes into account, as of the grant date, the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the term of the option.

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Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options granted to employees, directors and consultants under its 2019 Equity Incentive Plans as of December 31, 2021 which had outstanding grants and remaining unissued shares, taking into account issuance of restricted stock to officers and directors, as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	163,913	$15.50	536,087
Equity compensation plans not approved by security holders	-	-	-
Total	163,913	$15.50	536,087

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information concerning the ownership of our common stock as of September 6, 2022 with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock issuable upon exercise of options or warrants as of September 6, 2022 or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on 18,054,469 shares of common stock outstanding as the date of September 6, 2022.

Name and Address of Beneficial Owner	Number of Shares Common	Number of Shares Preferred	Beneficial Ownership Percentage
5% Stockholders
Reliance Global Holdings, LLC(1)	4,395,829	-	24.3%

Named Executive Officers and Directors
Ezra Beyman(2)	4,467,750	-	24.7%
Alex Blumenfrucht	123,336	-	*
Yaakov Beyman	58,337	-	*
Joel Markovits	-	-	*
Sheldon Brickman	-	-	*
Scott Korman	32,655	-	*
Ben Fruchtzweig	3,016	-	*
All directors and executive officers as a group (7 persons)	4,685,094	-	25.9%

* Represents beneficial ownership of less than 1%.

(1)	Reliance Global Holdings, LLC is an entity controlled by Ezra Beyman, CEO of the Company. The address for Reliance Global Holdings, LLC is 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701
(2)	4,395,829 shares are owned by Reliance Global Holdings, Inc., an entity controlled by Ezra Beyman

The transfer agent and registrar for our common stock is VStock Transfer. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. Its telephone number is (212) 828-8436.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review and approve any related party transactions involving the Company and officers, directors or stockholders beneficially owning more than 5% of any class of equity security of the Company.

Certain Related-Person Transactions

The following is a summary of transactions since January 1, 2020 and all currently proposed transactions, to which we have been a participant, in which:

●	the amounts exceeded or will exceed $120,000; and

●	any of the directors, executive officers or holders of more than 5% of the respective capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than as set forth under “Executive Compensation” and “Director Compensation”.

The Company has various loans outstanding with Reliance Global Holdings, LLC, a   related party under common control with issuance dates ranging between October 2018 to August 2020. There is no term to the loans and they bear no interest. Repayment will be made as the Company has business cash flows. The proceeds from the various loans were utilized to fund the acquisitions of USBA, EBS, CCS, SWMT, Fortman , Altruis and UIS. At December 31, 2021, and 2020 there was $353,766 and $4,666,520 respectively outstanding under these loans.

At September 6, 2022, December 31, 2021 and December 31, 2020 respectively, Reliance Global Holdings, LLC, owned approximately 24%, 33% and 26% of the common stock of the Company.

In February 2021, Reliance Global Holdings, LLC, a related party, converted $3,800,000 of outstanding debt into 633,333 shares of common stock. The conversion considered the fair market value of the stock on the day of conversion of $6.00 for total shares issued as a result of 633,333.

To the best of our knowledge, during the past two fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of (A) $120,000 or (B) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

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Policies and Procedures for Related Party Transactions

Pursuant to our charter, our Audit Committee shall review and approve any related party transactions involving the Company and officers, directors or stockholders beneficially owning more than 5% of any class of equity security of the Company.

Indemnification Agreements

Our articles of incorporation, as amended, provide that if in the judgement of a majority of the entire Board of Directors the criteria set forth for indemnification in Section 607.0850 (1) or (2) of the Florida Business Corporation Act, have been met then we shall indemnify any director, officer, employee or agent thereof in the manner set forth in Section 607.0850 of the Florida Business Corporation Act. and our bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Florida law. Our bylaws also provide the board of directors with discretion to indemnify our officers and employees pursuant to a bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in the person’s official capacity and as to action in another capacity while holding such office, except to the extent as prohibited by Florida law. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors and executive officers.

Independence of the Board of Directors

The board of directors undertook a review of the independence of the members of the board of directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the board of directors has determined that all of our current directors, except Mr. Beyman, due to his position as Chief Executive Officer and Mr. Blumenfrucht due to his former position as Chief Financial Officer of our company, are “independent” as that term is defined under the rules of Nasdaq. As a result, Messrs. Fruchtzweig, Korman and Brickman are deemed to be “independent” as that term is defined under the rules of Nasdaq.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Reliance Global Group’s 2021 Annual Report is being mailed to certain stockholders concurrently with this Proxy Statement. Copies of the 2021 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at https://relianceglobalgroup.com/.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Reliance Global Group stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Reliance Global Group, Inc., Attention: Corporate Secretary, 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701or by calling us at (732) 380-4600. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2023 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than May 24, 2023. Such proposals must be timely and meet the requirements of the SEC to be eligible for inclusion in our 2023 proxy materials.

All proposals should be addressed to the Corporate Secretary, Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, New Jersey 08701.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Reliance Global Group knows of no other matters to be presented for stockholder action at the 2022 Annual Meeting. However, other matters may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2022 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Reliance Global Group will be voted in accordance with the recommendation of the Board of Directors.

By order of the Board of Directors,

/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer and Director

Lakewood, New Jersey

September 21, 2022

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Reliance Global Group, Inc.

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey 08701

SUBMIT A PROXY TO VOTE BY INTERNET - http://www.voteproxy.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS -

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT A PROXY TO VOTE BY MAIL -

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

The Board of Directors recommends you vote FOR the election of each of the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐	

Nominees:

1. Ezra Beyman	2. Alex Blumenfrucht	3. Scott Korman	4. Ben Fruchtzweig	5. Sheldon Brickman

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

RELIANCE GLOBAL GROUP, INC.

2022 Annual Meeting of Stockholders

October 27, 2022 12:00 P.M. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Ezra Beyman and William Lebovics, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of RELIANCE GLOBAL GROUP, INC. that the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) to be held at 12:00 P.M., Eastern Time, on October 27, 2022 at 300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey 08701, or any adjournment or postponement thereof. The purpose of the 2022 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2022 Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side